UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant  Filed by a Party other than the Registrant  Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material under § 240.14a-12 GUIDEWIRE SOFTWARE, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of the Filing Fee (Check all boxes that apply):  No fee required  Fee paid previously with preliminary materials  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! GUIDEWIRE SOFTWARE, INC. 2022 Annual Meeting of Stockholders Vote by December 19, 2022 11:59 PM ET GUIDEWIRE SOFTWARE, INC. 2850 SOUTH DELAWARE STREET, SUITE 400 SAN MATEO, CA 94403 USA You invested in GUIDEWIRE SOFTWARE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on December 20, 2022. Get informed before you vote View the Notice, Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to December 6, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* December 20, 2022 1:30 p.m. Pacific Time www.virtualshareholdermeeting.com/GWRE2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

1. To elect eight directors to serve for one-year terms expiring at the 2023 annual meeting of stockholders. Nominees: 1a. Marcus S. Ryu 1b. Paul Lavin 1c. Mike Rosenbaum 1d. David S. Bauer 1e. Margaret Dillon 1f. Michael C. Keller 1g. Catherine P. Lego 1h. Rajani Ramanathan 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2023. 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 4. To approve the amendment and restatement of our certificate of incorporation to permit stockholders holding 20% of our outstanding common stock to call special meetings. 5. To approve the amendment and restatement of our certificate of incorporation to permit the exculpation of officers. 6. To approve the amendment and restatement of the Guidewire Software, Inc. 2020 Stock Plan. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholders meeting. Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. For For For For For For For For For For For For For